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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               _________________


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 27, 2002

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                         PENNZOIL-QUAKER STATE COMPANY
             (Exact name of registrant as specified in its charter)

                                   001-14501
                            (Commission File Number)

           Delaware                                      76-0200625
(State or other jurisdiction of             (IRS Employer Identification Number)
incorporation or organization)

                                 PENNZOIL PLACE
                                   700 MILAM
                           HOUSTON, TEXAS 77002-2805
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (713) 546-4000

                                      N/A
         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

    On September 27, 2002, Pennzoil-Quaker State Company ("Pennzoil-Quaker State") issued a press release announcing that the U.S. Federal Trade Commission ("FTC") has cleared Pennzoil-Quaker State's acquisition by Shell Oil Company ("Shell Oil") and that Shell Oil and Pennzoil-Quaker State have entered into a consent order with the FTC. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits.

    99.1 Press release dated September 27, 2002.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Pennzoil-Quaker State Company


Date: September 27, 2002              By:  /s/ Michael J. Maratea
                                           ------------------------------------
                                           Name: Michael J. Maratea
                                           Title: Vice President and Controller


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                                 EXHIBIT INDEX

    99.1  Press Release dated September 27, 2002